UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 22, 2004
                                                         -------------


                              CYTEC INDUSTRIES INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


              Delaware               1-12372                 22-3268660
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


Five Garret Mountain Plaza
West Paterson NJ                                          07424
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (973) 357-3100
                                                    -------------

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          (Former name or former address, if changed since last report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On July 22, 2004, Cytec Industries Inc. issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.





                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Cytec Industries Inc.
                                                 ------------------------------
                                                 (Registrant)

Date:        July 22, 2004
                                                 /s/ James P. Cronin
                                                 ------------------------------
                                                 J. P. Cronin
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  Exhibit Index

Exhibit Number                            Description
--------------                            -----------
99.1                                      Press Release dated
                                          July 22, 2004